SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 1998

                        FIRST SECURITY OWNER TRUST 1998-1
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              Exact name of registrant as specified in its charter

         Delaware                       333-35847                 87-0131890
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  State or other jurisdiction        Commission File No.      IRS Employer ID #
       of incorporation

         79 South Main, P.O. Box 30006, Salt Lake City, Utah 84130-0006
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               Address and zip code of principal executive offices

                                 (801) 246-5706
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                          Registrant's telephone number

Item 5.  Other Events

         FIRST SECURITY AUTO OWNER TRUST 1998-1 has reached final agreement with Bankers Trust Company Corporation on the form of its Indenture. The form of this Indenture, together with Form T-1 for Bankers Trust Company, the indenture trustee, are filed herewith as exhibits.

Exhibits

      Exhibit 4    Form of Indenture for FIRST SECURITY AUTO OWNER TRUST 1998-1.

      Exhibit 99   Form T-1 for Bankers Trust Company




                                              FIRST SECURITY OWNER TRUST 1998-1

                                              /s/ Scott C. Ulbrich
                                              -------------------------
                                              Scott C. Ulbrich
                                              Authorized Officer

Dated:  November 5, 1998